Exhibit 99.1

FOR IMMEDIATE RELEASE	FOR FURTHER INFORMATION CONTACT:

Michelle D. Esterman
Chief Financial Officer
T: +352 2469 7950
E: Michelle.Esterman@altisource.lu

ALTISOURCE ANNOUNCES PRELIMINARY FOURTH QUARTER AND FULL YEAR FINANCIAL RESULTS

Luxembourg, March 10, 2016 - Altisource Portfolio Solutions S.A. (“Altisource”) (NASDAQ: ASPS) today announces preliminary fourth quarter and full year 2015 results, capping off a year of strong financial performance with 2015 service revenue of $940.9 million, the best in the Company’s history. 2015 service revenue growth in the asset management business along with the full year benefit of the 2014 Mortgage Builder acquisition offset lost revenue from the November 2014 discontinuation of the lender placed insurance brokerage business, the full amortization of Equator acquisition deferred revenue in November 2014 and fewer 2015 valuation referrals. The growth of the asset management business was primarily driven by a higher number of both non-Ocwen and Ocwen homes sold on Hubzu and growth in the property inspection and preservation business.

The Company’s 2015 diluted earnings per share of $2.02 was impacted by a $71.8 million non-cash impairment charge primarily driven by the Company’s current projected Technology Services revenue from Ocwen and investment in technologies provided to Ocwen. Adjusted diluted earnings per share(1) for 2015 of $6.96 significantly exceeded the mid-point of the Company’s 2015 financial scenarios.

Fourth Quarter 2015 Results Compared to Fourth Quarter 2014:

•	Service revenue of $251.0 million, a 15% increase

•	Net loss attributable to Altisource of $45.1 million compared to a net loss attributable to Altisource of $1.5 million in the fourth quarter 2014

•	Net loss includes a non-cash impairment loss of $71.8 million (no comparable amount in the fourth quarter 2014)

•	Adjusted net income attributable to Altisource(1) of $38.0 million, a 506% increase

•	Diluted loss per share of $2.35 compared to diluted loss per share of $0.08 in the fourth quarter 2014

•	Adjusted diluted earnings per share(1) of $1.86, a 564% increase

•	Cash from operations of $86.2 million, a 20% increase

Full Year 2015 Results Compared to Full Year 2014:

•	Service revenue of $940.9 million, a 0.2% increase

•	Net income attributable to Altisource of $41.6 million, a 69% decrease

•
Net income was impacted by a $71.8 million non-cash impairment loss partially offset by a $7.6 million gain on Equator earn out liability compared to a net gain from these items of $0.5 million in 2014

•	Adjusted net income attributable to Altisource(1) of $143.5 million, a 15% decrease

•	Diluted earnings per share of $2.02, a 64% decrease

•	Adjusted diluted earnings per share(1) of $6.96, a 3% decrease

•	Cash from operations of $195.4 million, a 1% decrease

“I am very pleased with our operating results and the progress we are making on our strategic initiatives to diversify and grow our revenue and earnings. We believe our non-Ocwen growth, recent customer wins, current negotiations with new and existing customers and our robust pipeline activity demonstrate Altisource’s value to the market and our ability to deliver on our initiatives,” said Chief Executive Officer William B. Shepro.

Fourth quarter and full year 2015 highlights include:

•
We were selected by two top ten banks(2) to provide services for their portfolios in 2015, including the selection by a top four bank in the fourth quarter. We have agreements to provide services and/or software to five of the top ten banks and one GSE;

•
We repurchased $58.9 million of our common stock in 2015 (2.1 million shares at an average price of $27.60 per share); this includes $10.0 million of repurchases in the fourth quarter (0.4 million shares at an average price of $26.23 per share). In January and February of 2016, we repurchased $5.0 million of our common stock (0.2 million shares at an average price of $27.58 per share);

•
We repurchased $49.0 million of our senior secured term loan for $44.4 million (a weighted average discount of 10.3%), resulting in net pretax gains of $3.8 million on the early extinguishment of debt in 2015; this includes fourth quarter repurchases of $22.0 million for $19.8 million (a discount of 11.0%), resulting in a pretax gain of $1.8 million;

•	To strengthen the Real Estate Investor Solutions initiative, we acquired RentRange® and Investability™ in the fourth quarter for $24.8 million; and

•
The average number of loans serviced by Ocwen Financial Corporation and its subsidiaries (“Ocwen”) on REALServicing® was 2.0 million, an 8% decrease compared to the year ended December 31, 2014 (the average number of loans was 1.7 million in the fourth quarter 2015, a 31% decrease compared to the fourth quarter 2014).

__________________________
(1) This is a non-GAAP measure that is defined and reconciled to the corresponding GAAP measure herein.
(2) Source: Wall Street Journal’s list of top ten banks by assets

The financial data in this press release is unaudited and preliminary, based upon estimates and subject to completion of the Company's financial closing procedures and the audit of the Company’s financial statements. Moreover, this data has been prepared on the basis of currently available information. This data does not constitute a comprehensive statement of the Company's financial results for the year ended December 31, 2015, and the Company's final numbers for this data may differ materially from these estimates. The Company's independent registered public accounting firm has not audited or reviewed, and does not express an opinion with respect to, this data.

Forward-Looking Statements

This press release contains forward-looking statements that involve a number of risks and uncertainties. These forward-looking statements include all statements that are not historical fact, including statements about management’s beliefs and expectations. These statements may be identified by words such as “anticipate,” “intend,” “expect,” “may,” “could,” “should,” “would,” “plan,” “estimate,” “seek,” “believe,” “potential” and similar expressions. Forward-looking statements are based on management’s beliefs as well as assumptions made by and information currently available to management. Because such statements are based on expectations as to the future and are not statements of historical fact, actual results may differ materially from what is contemplated by the forward-looking statements. Altisource undertakes no obligation to update any forward-looking statements whether as a result of new information, future events or otherwise. The risks and uncertainties to which forward-looking statements are subject include, but are not limited to, Altisource’s ability to integrate acquired businesses, retain key executives or employees, retain existing customers and attract new customers, general economic and market conditions, behavior of customers, suppliers and/or competitors, technological developments, governmental regulations, taxes and policies, availability of adequate and timely sources of liquidity and other risks and uncertainties detailed in the “Forward-Looking Statements,” “Risk Factors” and other sections of Altisource’s Form 10-K and other filings with the Securities and Exchange Commission.

Webcast

Altisource will host a webcast at 11:00 a.m. EST today to discuss our fourth quarter and full year results. A link to the live audio webcast will be available on Altisource’s website in the Investor Relations section. Those who want to listen to the call should go to the website at least fifteen minutes prior to the call to register, download and install any necessary audio software. A replay of the conference call will be available via the website approximately two hours after the conclusion of the call and will remain available for approximately 30 days.

About Altisource

Altisource Portfolio Solutions S.A. is a premier marketplace and transaction solutions provider for the real estate, mortgage and consumer debt industries. Altisource’s proprietary business processes, vendor and electronic payment management software and behavioral science-based analytics improve outcomes for marketplace participants. Additional information is available at www.Altisource.com.

ALTISOURCE PORTFOLIO SOLUTIONS S.A.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three months ended December 31,		Years ended December 31,
	2015	2014	2015	2014

Service revenue
Mortgage Services	$183,945	$145,776	$676,222	$653,093
Financial Services	21,351	21,816	88,328	98,312
Technology Services	56,083	62,415	215,482	227,300
Eliminations	(10,339)	(12,163)	(39,112)	(40,026)
Total service revenue	251,040	217,844	940,920	938,679
Reimbursable expenses	18,102	37,414	107,344	137,634
Non-controlling interests	745	629	3,202	2,603
Total revenue	269,887	255,887	1,051,466	1,078,916
Cost of revenue	154,390	149,238	579,983	569,546
Reimbursable expenses	18,102	37,414	107,344	137,634
Gross profit	97,395	69,235	364,139	371,736
Selling, general and administrative expenses	65,558	61,979	220,868	201,733
Impairment losses	71,785	—	71,785	37,473
Change in the fair value of Equator earn out liability	—	—	(7,591)	(37,924)
Income (loss) from operations	(39,948)	7,256	79,077	170,454
Other income (expense), net:
Interest expense	(6,812)	(7,323)	(28,208)	(23,363)
Loss on sale of HLSS equity securities, net of dividends received	—	—	(1,854)	—
Other income (expense), net	2,568	39	4,045	174
Total other income (expense), net	(4,244)	(7,284)	(26,017)	(23,189)

Income (loss) before income taxes and non-controlling interests	(44,192)	(28)	53,060	147,265
Income tax provision	(159)	(878)	(8,260)	(10,178)

Net income (loss)	(44,351)	(906)	44,800	137,087
Net income attributable to non-controlling interests	(745)	(629)	(3,202)	(2,603)

Net income (loss) attributable to Altisource	$(45,096)	$(1,535)	$41,598	$134,484

Earnings (loss) per share:
Basic	$(2.35)	$(0.08)	$2.13	$6.22
Diluted	$(2.35)	$(0.08)	$2.02	$5.69

Weighted average shares outstanding:
Basic	19,196	20,306	19,504	21,625
Diluted	19,196	20,306	20,619	23,634

Non-GAAP Financial Measures (1)
Adjusted net income attributable to Altisource	$38,048	$6,275	$143,475	$169,141
Adjusted diluted earnings per share	$1.86	$0.28	$6.96	$7.16
__________________________
(1) These are non-GAAP measures that are defined and reconciled to the corresponding GAAP measures herein

ALTISOURCE PORTFOLIO SOLUTIONS S.A.
SEGMENT FINANCIAL INFORMATION
(in thousands)
(unaudited)

	Year ended December 31, 2015
	Mortgage Services	Financial Services	Technology Services	Corporate Items and Eliminations	Consolidated Altisource

Revenue
Service revenue	$676,222	$88,328	$215,482	$(39,112)	$940,920
Reimbursable expenses	107,224	120	—	—	107,344
Non-controlling interests	3,202	—	—	—	3,202
	786,648	88,448	215,482	(39,112)	1,051,466
Cost of revenue	474,169	60,806	187,835	(35,483)	687,327
Gross profit (loss)	312,479	27,642	27,647	(3,629)	364,139
Selling, general and administrative expenses	105,153	18,707	29,902	67,106	220,868
Impairment losses	—	—	71,785	—	71,785
Change in the fair value of Equator earn out liability	—	—	(7,591)	—	(7,591)
Income (loss) from operations	207,326	8,935	(66,449)	(70,735)	79,077
Other income (expense), net	506	58	61	(26,642)	(26,017)
Income (loss) before income taxes and non-controlling interests	$207,832	$8,993	$(66,388)	$(97,377)	$53,060

	Year ended December 31, 2014
	Mortgage Services	Financial Services	Technology Services	Corporate Items and Eliminations	Consolidated Altisource

Revenue
Service revenue	$653,093	$98,312	$227,300	$(40,026)	$938,679
Reimbursable expenses	137,447	187	—	—	137,634
Non-controlling interests	2,603	—	—	—	2,603
	793,143	98,499	227,300	(40,026)	1,078,916
Cost of revenue	486,387	64,338	192,426	(35,971)	707,180
Gross profit (loss)	306,756	34,161	34,874	(4,055)	371,736
Selling, general and administrative expenses	94,686	18,791	32,393	55,863	201,733
Impairment losses	—	—	37,473	—	37,473
Change in the fair value of Equator earn out liability	—	—	(37,924)	—	(37,924)
Income (loss) from operations	212,070	15,370	2,932	(59,918)	170,454
Other income (expense), net	204	62	(31)	(23,424)	(23,189)
Income (loss) before income taxes and non-controlling interests	$212,274	$15,432	$2,901	$(83,342)	$147,265

ALTISOURCE PORTFOLIO SOLUTIONS S.A.
CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)
(unaudited)

	December 31,
	2015	2014
ASSETS
Current assets:
Cash and cash equivalents	$179,327	$161,361
Accounts receivable, net	105,023	112,183
Prepaid expenses and other current assets	21,751	23,567
Deferred tax assets, net	—	4,987
Total current assets	306,101	302,098

Premises and equipment, net	119,121	127,759
Goodwill	82,801	90,851
Intangible assets, net	197,003	245,246
Deferred tax assets, net	3,619	—
Other assets	19,337	22,267

Total assets	$727,982	$788,221

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accrued expenses	$91,871	$111,766
Current portion of long-term debt	5,945	5,945
Deferred revenue	15,060	9,829
Other current liabilities	16,266	13,227
Total current liabilities	129,142	140,767

Long-term debt, less current portion	528,417	582,669
Deferred tax liabilities, net	—	2,694
Other non-current liabilities	18,153	20,648

Equity:
Common stock ($1.00 par value; 25,413 shares authorized and issued and 19,021 outstanding as of December 31, 2015; 25,413 shares authorized and issued and 20,279 outstanding as of December 31, 2014)	25,413	25,413
Additional paid-in capital	96,321	91,509
Retained earnings	369,270	367,967
Treasury stock, at cost (6,392 shares as of December 31, 2015 and 5,134 shares as of December 31, 2014)	(440,026)	(444,495)
Altisource equity	50,978	40,394

Non-controlling interests	1,292	1,049
Total equity	52,270	41,443

Total liabilities and equity	$727,982	$788,221

ALTISOURCE PORTFOLIO SOLUTIONS S.A.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Years ended December 31,
	2015	2014

Cash flows from operating activities:
Net income	$44,800	$137,087
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	36,470	29,046
Amortization of intangible assets	41,135	37,680
Loss on sale of HLSS equity securities, net of dividends received	1,854	—
Change in the fair value of acquisition related contingent consideration	(7,184)	(37,924)
Impairment losses	71,785	37,473
Share-based compensation expense	4,812	2,236
Bad debt expense	5,514	16,257
Gain on early extinguishment of debt	(3,836)	—
Amortization of debt discount	498	317
Amortization of debt issuance costs	1,374	1,151
Deferred income taxes	(1,326)	1,166
Loss on disposal of fixed assets	26	184
Changes in operating assets and liabilities, net of effects of acquisitions:
Accounts receivable	2,401	(22,492)
Prepaid expenses and other current assets	1,883	(12,501)
Other assets	2,993	(1,750)
Accounts payable and accrued expenses	(14,483)	24,285
Other current and non-current liabilities	6,636	(14,722)
Net cash provided by operating activities	195,352	197,493

Cash flows from investing activities:
Additions to premises and equipment	(36,188)	(64,846)
Acquisition of businesses, net of cash acquired	(28,675)	(34,720)
Purchase of HLSS equity securities	(29,966)	—
Proceeds received from sale of and dividends from HLSS equity securities	28,112	—
Change in restricted cash	722	(1,402)
Other investing activities	—	(300)
Net cash used in investing activities	(65,995)	(101,268)

Cash flows from financing activities:
Proceeds from issuance of long-term debt	—	198,000
Repurchases and repayment of long-term debt	(50,373)	(4,959)
Debt issuance costs	—	(2,608)
Proceeds from stock option exercises	1,390	2,688
Purchase of treasury stock	(58,949)	(255,713)
Distributions to non-controlling interests	(2,959)	(2,596)
Other financing activities	(500)	—
Net cash used in financing activities	(111,391)	(65,188)

Net increase in cash and cash equivalents	17,966	31,037
Cash and cash equivalents at the beginning of the period	161,361	130,324

Cash and cash equivalents at the end of the period	$179,327	$161,361

Supplemental cash flow information:
Interest paid	$26,274	$21,829
Income taxes paid, net	9,725	13,340

Non-cash investing and financing activities:
Acquisition of businesses with restricted shares	$21,733	$—
Decrease in payables for purchases of premises and equipment	(6,679)	(2,328)
Decrease in acquisition of businesses from subsequent working capital true-ups	—	(3,711)

ALTISOURCE PORTFOLIO SOLUTIONS S.A.
NON-GAAP MEASURES
(in thousands, except per share data)
(unaudited)

Adjusted net income attributable to Altisource and adjusted diluted earnings per share are non-GAAP measures used by management, existing shareholders and potential shareholders to measure Altisource’s performance. Adjusted net income attributable to Altisource is calculated by adding intangible asset amortization expense (net of tax) and impairment losses (net of tax) and deducting gains associated with reductions of the Equator earn out liability (net of tax) to GAAP net income attributable to Altisource. Adjusted diluted earnings per share is calculated by dividing net income attributable to Altisource plus intangible asset amortization expense (net of tax) plus impairment losses (net of tax) less gains associated with reductions of the Equator earn out liability (net of tax) to GAAP net income attributable to Altisource by the weighted average number of diluted shares. Reconciliations of the non-GAAP measures to the corresponding GAAP measures are as follows:

	Three months ended December 31,		Years ended December 31,
	2015	2014	2015	2014

Net income (loss) attributable to Altisource	$(45,096)	$(1,535)	$41,598	$134,484

Intangible amortization expense, net of tax	12,514	7,810	38,187	35,076
Impairment loss, net of tax	70,630	—	70,630	34,884
Gain on Equator earn out liability, net of tax	—	—	(6,940)	(35,303)

Adjusted net income attributable to Altisource	$38,048	$6,275	$143,475	$169,141

Diluted earnings (loss) per share	$(2.35)	$(0.08)	$2.02	$5.69

Impact of using diluted share count instead of basic share count for a loss per share	0.14	0.01	—	—
Intangible amortization expense, net of tax, per diluted share	0.61	0.35	1.85	1.48
Impairment loss, net of tax, per diluted share	3.46	—	3.43	1.48
Gain on Equator earn out liability, net of tax, per diluted share	—	—	(0.34)	(1.49)

Adjusted diluted earnings per share	$1.86	$0.28	$6.96	$7.16

Calculation of the impact of intangible amortization expense, net of tax
Intangible amortization expense	$13,140	$8,390	$41,135	$37,680
Tax benefit from intangible asset amortization	(626)	(580)	(2,948)	(2,604)
Intangible asset amortization expense, net of tax	12,514	7,810	38,187	35,076
Diluted share count	20,417	22,100	20,619	23,634
Intangible asset amortization expense, net of tax, per diluted share	$0.61	$0.35	$1.85	$1.48

Calculation of the impact of impairment loss, net of tax
Impairment loss	$71,785	$—	$71,785	$37,473
Tax benefit from impairment loss	(1,155)	—	(1,155)	(2,589)
Impairment loss, net of tax	70,630	—	70,630	34,884
Diluted share count	20,417	22,100	20,619	23,634
Impairment loss, net of tax, per diluted share	$3.46	$—	$3.43	$1.48

Calculation of gain on Equator earn out liability, net of tax
Gain on Equator earn out liability	$—	$—	$(7,591)	$(37,924)
Tax provision from the gain on Equator earn out liability	—	—	651	2,621
Gain on Equator earn out liability, net of tax	—	—	(6,940)	(35,303)
Diluted share count	20,417	22,100	20,619	23,634
Gain on Equator earn out liability, net of tax, per diluted share	$—	$—	$(0.34)	$(1.49)